Exhibit 99.1

November 13, 2017

Community Choice Financial Inc. Schedules Third Quarter 2017 Earnings Release

Dublin, OH, November 13, 2017 — Community Choice Financial Inc. (“CCFI”) filed  its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017 with the Securities and Exchange Commission on Monday, November 13, 2017.  CCFI will host a conference call on Thursday, November 16, 2017 at 1:00 p.m. (ET) to discuss the results for the quarter.  CCFI will make this call available for replay for one month starting approximately two hours after the call has ended.  The conference call can be replayed in its entirety by dialing (855) 859-2056 (toll free) or (404) 537-3406 (international) and enter conference ID “6984319”.

Financials are publicly available at www.sec.gov

Conference Call Dial-In Information:

International Direct:	+1 (937) 203-2407

U.S. Toll Free:	+1 (877) 497-9564

Conference ID:	6984319

About Community Choice Financial Inc.

Community Choice Financial Inc. is a leading retailer of financial services to unbanked and underbanked consumers through a network of 501 retail storefronts across 12 states and are licensed to deliver similar financial services over the internet in 31 states.  CCFI focuses on providing consumers with a wide range of convenient financial products and services to help them manage their day-to-day financial needs including consumer loans, check cashing, prepaid debit cards, money transfers, bill payments, and money orders.   Please visit www.ccfi.com for more information.

Forward-Looking Statements and Information:

Certain statements contained in this release may constitute “forward-looking statements” within the meaning of federal securities laws.  All statements in this release other than those relating to our historical information or current condition are forward-looking statements.  For example, any statements regarding our future financial performance (including, but not limited to, CCFI’s ability to execute its long-term strategy and to manage operational efficiencies across its national footprint), our business strategy, and expected developments in our industry are forward-looking statements.  Although we believe that the current views and expectations reflected in these forward-looking statements are reasonable, those views and expectations and the related statements are inherently subject to risks, uncertainties, and other factors, many of which are not under our control and may not even be predictable. Therefore, actual results could differ materially from our expectations as of today and any future results, performance, or achievements expressed directly or impliedly by the forward-looking statements.

SOURCE Community Choice Financial Inc.